UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 18, 2003

NIKE, INC.

(Exact Name of Registrant as Specified in Charter)

Oregon	1-10635	93-0584541

(State of Incorporation)	(Commission File Number)	(I.R.S.Employer Identification No.)

One Bowerman Drive
Beaverton, Oregon 97005-6453

(Address of Principal Executive Offices)

(503) 671-6453

(Registrant’s telephone number, including area code)

Item 7. Financial Statements and Exhibits.
Item 12. Results of Operations and Financial Condition.
SIGNATURES
EXHIBIT 99

Item 7. Financial Statements and Exhibits.

(c) Exhibits.

The following exhibit is furnished with this Form 8-K:

99. Transcript of earnings release conference call on September 18, 2003.

Item 12. Results of Operations and Financial Condition.

     On September 18, 2003, NIKE, Inc. held a public telephone conference to discuss its first quarter earnings press release. A copy of the transcript of the conference call is attached hereto as Exhibit 99.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NIKE, Inc. (Registrant)

Date: September 25, 2003		/s/ Donald W. Blair

	By:	Donald W. Blair
Chief Financial Officer